THE RIGHTIME FUND, INC.

Supplement Dated September 21, 2001
to the Prospectus
Dated January 1, 2001

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

	On September 20, 2001, the Board of Directors of The Rightime Fund, Inc. (the "Company") approved an Agreement and Plan of Reorganization (the "Plan") between the Company and Federated Equity Funds (the "Trust"). The Plan provides for: (i) transfer the assets of The Rightime Fund, The Rightime Blue Chip Fund and The Rightime MidCap Fund (each, a "Fund") to the Trust's Federated Capital Appreciation Fund (the "Federated Fund") in exchange for Class A Shares of beneficial interest in the Federated Fund; (ii) distribution of such Class A Shares to the shareholders of each Fund in connection with each Fund's liquidation; and (iii) dissolution of the Company under state law and the de registration of the Company under the Investment Company Act of 1940, as amended. Each reorganization is subject to approval by the shareholders of the affected Fund and by shareholders of the Company. If the Plan is approved and its conditions are satisfied, shareholders of the Funds will become shareholders of the Federated Fund.

	The Rightime Blue Chip Fund and The Rightime MidCap Fund will operate normally until the reorganizations. If a Fund sells any portfolio securities prior to its reorganization, it is required to distribute any realized net investment income and realized net capital gains to shareholders prior to the reorganization. These dividends and distributions may be taxable to shareholders, although some or all of these dividends and distributions may, in effect, be a return of capital for new investors. The reorganizations involving The Rightime Blue Chip Fund and The Rightime MidCap Fund will be tax-free events in that shareholders of these Funds will not recognize any taxable gains or losses specific to the reorganizations.

	The reorganization involving The Rightime Fund into the Federated Fund is expected to be a taxable event. If shareholders of the Rightime Fund approve the reorganization, it is presently contemplated that this Fund would liquidate its current holdings and transfer cash to the Federated Fund in the reorganization. As a result, the reorganization of this Fund will not qualify as a tax-free acquisition. Please note that, for the approximately 90% of the shareholders of the Rightime Fund who hold their shares in tax-advantaged accounts such as retirement plans, the reorganization will have no immediate tax-consequence. For shareholders who hold their shares in accounts that are not tax-advantaged, the tax effect of the reorganization will be the same as if the shareholder sold shares of the Fund. This means that such shareholder will recognize a taxable gain or loss for federal income tax purposes depending on whether the net asset value of the shareholder's shares at the time of the reorganization is greater or less than the shareholders tax basis in such shares, including those shares purchased through dividend reinvestment.

	The Board of Directors has also approved calling a special meeting of the shareholders of each Fund for the purpose of voting on the Plan. All Fund shareholders who are entitled to vote on the Plan will receive a combined prospectus/proxy statement (which includes extensive information on the Federated Fund and the proposed reorganizations including a copy of the Plan), which they should review carefully before voting the reorganization proposal.



PLEASE RETAIN FOR FUTURE REFERENCE

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